SETTLEMENT STATEMENT
                               (Seller/Purchaser)


Re:             10007 and 10027 South 51st Street
                Foothills Tech Plaza
                Phoenix, AZ

Seller:         Participating Development Fund 86
Purchaser:	FTP Realty, Inc.
Date:           September 29, 1995

Purchase Price:                                         $10,237,512.00

Credits Due Purchaser:

   Roof Contract - 10007                                $56,500.00
   Roof Contract - 10027                                $169,500.00
   Rents:
         Acoustic Imaging
         ($1,743.20 per diem)    $3,486.40
         Fireman's Fund
         ($602.48 per diem)      $1,204.95
         POS Systems
         ($583.93 per diem)      $1,167.87

   Engineering/Maintainance Adjustment                  $727.78

   Total Rent Adjustment                                $5,859.22

   Security Deposits                                    $54,925.00

   Total Credits Due Purchaser                          $287,512.00

   Credits Due Seller:     None

Net Payment Due Seller:                                 $9,950,000.00

If any rents are received by Seller after the date of closing, they shall be deposited by Seller in its account and when available as usable funds shall be immediately wired as instructed by Purchaser in instructions to be provided at a later date.

Any errors or other appropriate adjustments are subject to the provisions of the Sale-Purchase Agreement dated September 8, 1995 regarding the Property.


			Seller:

			Participating Development Fund 86


			By:	PDF Real Estate Services, Inc.
				General Partner


				By: /s/William Caulfield
				Its Vice-President

			Purchaser:

                        By:     FTP Realty, Inc.


                                By: /s/David S. Hart
				Its Vice-President